U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 18, 2004

TAITRON COMPONENTS INCORPORATED

(Exact name of registrant as specified in its charter)

California	0-25844	95-4249240
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

28040 WEST HARRISON PARKWAY, VALENCIA, CALIFORNIA 91355

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (661) 257-6060

NONE

(Former name or former address, if changed since last report)

ITEM 7. Financial Statements and Exhibits

(c) Exhibits

99.1	Press release of the Registrant, dated March 18, 2004.

ITEM 12. Results of Operations and Financial Condition.

Taitron Components Incorporated (the “Registrant”) announced financial results for the fourth quarter and year-ended December 31, 2003. A copy of the Registrant’s press release issued on March 18, 2004 concerning the foregoing is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TAITRON COMPONENTS INCORPORATED

Date: March 18, 2004	By:	/s/ Stewart Wang
Stewart Wang
President, Chief Executive Officer and
Chief Financial Officer